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                                                               EXHIBIT NO. 10(O)
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                 THIRD AMENDMENT TO THE PROGRESSIVE CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN
                  (January 1, 1997 Amendment and Restatement)

     WHEREAS, The Progressive Corporation Executive Deferred Compensation Plan is currently maintained pursuant to a January 1, 1997 Amendment and Restatement and the First and Second Amendments thereto ("Plan"); and

     WHEREAS, it is deemed desirable to amend the Plan further;

     NOW, THEREFORE, the Plan is hereby amended in the respects hereinafter set forth, effective December 1, 1998.

     1. Section 1.17 of the Plan is hereby amended and restated in its entirety to provide as follows:

               "`Fixed Income Fund' means the IDS Cash Management Fund or such
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               other Investment Fund as may be designated by the Committee as the Fixed Income Fund within the meaning of the Plan."

     2. Except as expressly provided in this Amendment, the terms and provisions of the Plan shall remain entirely unchanged and continue in full force and effect.

     IN WITNESS WHEREOF, the undersigned has hereunto caused this Amendment to be executed by its duly authorized representative effective as of the date set forth above.

                                   THE PROGRESSIVE CORPORATION



                                   By:   /s/ David M. Schneider
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                                   Title:             Secretary
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